Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Erin E. West, Chief Financial Officer and Treasurer of ProCentury Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the quarterly report on Form 10-Q of the Company for the period ended September 30, 2005 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Erin E. West
Erin E. West
Chief Financial Officer and Treasurer
November 10, 2005